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                                                                    EXHIBIT 10.1

                              TWELFTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         This Twelfth Amendment to Amended and Restated Credit Agreement (this "Amendment") dated as of August 16, 1999 is among COSTILLA ENERGY, INC., a Delaware corporation (the "Borrower"), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, the "Banks") and BANKERS TRUST COMPANY, as agent for the Banks (together with its successors and assigns in such capacity, the "Agent").

                              PRELIMINARY STATEMENT

         A. The Borrower and the Bank Group have entered into that certain Amended and Restated Credit Agreement dated as of August 28, 1997 as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 30, 1997, that certain Second Amendment to Amended and Restated Credit Agreement dated as of January 14, 1998, that certain Third Amendment to Amended and Restated Credit Agreement dated as of February 26, 1998, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of March 24, 1998, that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of June 30, 1998, that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of November 19, 1998, that certain Seventh Amendment to Amended and Restated Credit Agreement dated as of March 9, 1999, that certain Eighth Amendment to Amended and Restated Credit Agreement dated as of March 31, 1999, that certain Ninth Amendment to Amended and Restated Credit Agreement dated as of May 12, 1999, that certain Tenth Amendment to Amended and Restated Credit Agreement dated as of May 27, 1999 and that certain Eleventh Amendment to Amended and Restated Credit Agreement dated as of June 17, 1999 (as so amended, the "Credit Agreement").

         B. Union Bank of California, N.A. has assigned all of its rights and obligations under the Credit Agreement, the Loans owing to it, the Note held by it and the other Loan Documents to Foothill Income Trust, L.P. pursuant to that certain Assignment and Acceptance dated July 12, 1999.

         C. The Borrower and the Bank Group desire to further amend the Credit Agreement as set forth herein.

         NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:


         SECTION 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.



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         Section 2. Amendments. The Credit Agreement is hereby amended as follows:

      a. Section 2.07(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

         "(b) On the date set forth below (the "Scheduled Loan Paydown Date") the Borrower shall repay the Loans comprising part of the same Borrowing in whole or ratably in part in an amount equal to the "Scheduled Paydown Amount" set forth opposite such Scheduled Loan Paydown Date:


           Scheduled Loan                                 Scheduled
            Paydown Date                                Paydown Amount
           --------------                               --------------
        September 15, 1999                               $5,937,529


      b. The date of "August 31, 1999" set forth in Section 4.17(b) of the Credit Agreement is hereby amended to read "September 15, 1999."

      c. Section 6.02(l) of the Credit Agreement is hereby amended in its entirety to read as follows:

         "and (l) Liens described on Schedule 6.02 securing the Indebtedness described on Schedule 6.02 so long as such Liens have been released and/or extinguished on or before September 15, 1999;"

      d. Schedule 6.02 of the Credit Agreement is hereby amended in its entirety to read the same as Schedule 6.02 attached to this Amendment.

         Section 3. Payment of Obligations. In addition to the payment obligations under the Credit Agreement, the Borrower shall make the following payments in respect of the Obligations:

         (a) On or before August 18, 1999, the Borrower shall make a payment on the Obligations in an amount equal to $975,000. Notwithstanding anything to the contrary in the Credit Agreement, such payment shall be applied first to the amendment fee provided for in Section 7 of this Amendment, second to all accrued, unpaid interest on the Loans as of the date of such payment, and third to the outstanding principal of the Loans.

         (b) On or before the day following the date the "Final Notice of Disbursement" is executed by the Borrower and Prima Exploration, Inc. and delivered to the "Escrow Agent" under that certain Escrow Agreement dated June 3, 1999 by and among Prima Exploration, Inc., the Borrower, and Chase Bank of Texas, N.A. as the Escrow Agent, the Borrower shall make a payment on the Obligations in an amount equal to all "Pre-Effective Time Claims Funds" held by the Escrow Agent as of the date of such payment under such Escrow Agreement. The Borrower shall use all

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reasonable efforts to cause such "Pre-Effective Time Claims Funds" to be released by the Escrow Agent on or before August 27, 1999. Notwithstanding anything to the contrary in the Credit Agreement, such payment shall be applied first to all accrued, unpaid interest on the Loans as of the date of such payment and second to the outstanding principal of the Loans.

         (c) Any principal payment on the Loans made under this Section 3 shall be applied to the principal payment required under Section 2.07(b) of the Credit Agreement.

         Section 4. Limited Waiver of Credit Agreement. (a) The Bank Group hereby waives the Event of Default under Section 7.01(a) of the Credit Agreement resulting from the Borrower's failure to make a principal payment on the Loans in the amount of $2,687,529 that became due and payable on August 10, 1999 under
Section 2.07(b) of the Credit Agreement (as in effect prior to this Amendment). The foregoing waiver is limited to the above-described Event of Default and shall not be construed as a waiver of any provision of the Credit Agreement or any other Loan Document with respect to any other matter or as a waiver of any other current or future Default or Event of Default under the Credit Agreement, including, without limitation, any future Event of Default under Section 7.01(a) of the Credit Agreement.

         (b) The Bank Group hereby waives compliance by the Borrower with Sections 9(a) and 9(b) of the Eighth Amendment to Amended and Restated Credit Agreement dated as of March 31, 1999 until September 15, 1999. The Bank Group hereby waives, until September 15, 1999, the Default under Section 7.01(e) of the Credit Agreement resulting from the Borrower's failure to pay BTCo. (i) an amount equal to $368,900 that became due on May 5, 1999 under a certain Bank Group Derivative between the Borrower and BTCo., (ii) an amount equal to $206,640 that became due on June 3, 1999 under a certain Bank Group Derivative between the Borrower and BTCo., (iii) an amount equal to $171,802 that became due on June 7, 1999 under a certain Bank Group Derivative between the Borrower,
(iv) an amount equal to $301, 568 that became due on July 6, 1999 under a certain Bank Group Derivative between the Borrower and BTCo., (v) an amount equal to $175,200 that became due on July 8, 1999 under a certain Bank Group Derivative between the Borrower and BTCo., (vi) an amount equal to $674,312 that became due on August 4, 1999 under a certain Bank Group Derivative between the Borrower and BTCo., and (vii) an amount equal to $315,934.27 that became due on August 6, 1999 under a certain Bank Group Derivative between the Borrower and BTCo. The Bank Group hereby waives, until September 15, 1999, compliance by the Borrower with Sections 6.04 and 6.05 of the Credit Agreement for the calendar quarter ending June 30, 1999. The foregoing waivers are limited to the above described matters and time period, shall expire on September 15, 1999, and shall not be construed as a waiver of any provision of the Credit Agreement or any other Loan Document with respect to any other matter or as a waiver of any other current or future Default or Event of Default under the Credit Agreement.

         (c) The Bank Group reserves the right to exercise any rights or remedies with respect to any other current or future Default or Event of Default under the Credit Agreement. In addition, the Bank Group reserves the right to exercise, on or after September 15, 1999, any rights or remedies with respect to the Defaults waived under Section 3(b). The foregoing waiver of Section

                                       -3-

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7.01(e) of the Credit Agreement shall not be deemed as a waiver of any right or remedy of BTCo. with respect to any Bank Group Derivative between the Borrower and BTCo. or as a release or forgiveness by BTCo. of any amount at any time owing by the Borrower to BTCo. in respect of any such Bank Group Derivative.

         Section 5. Limitations of Amendments. THE AMENDMENTS TO THE CREDIT AGREEMENT AND WAIVERS SET FORTH HEREIN SHALL NOT (A) ESTABLISH A COURSE OF DEALING BETWEEN THE BORROWER AND THE BANK GROUP, (B) BE CONSIDERED A NORMAL AND CUSTOMARY PRACTICE BY ANY MEMBER OF THE BANK GROUP, OR (C) OBLIGATE ANY BANK TO AGREE TO ANY OTHER AMENDMENT OR WAIVER IN THE FUTURE FOR ANY PURPOSE. THE BORROWER FURTHER ACKNOWLEDGES THAT THE AMENDMENTS AND WAIVERS SET FORTH HEREIN ARE AN ACCOMMODATION TO THE BORROWER, MADE AT ITS REQUEST, AND THAT NO SIMILAR ACCOMMODATION IS PRESENTLY CONTEMPLATED OR CAN BE EXPECTED IN THE FUTURE.

         Section 6. Ratification. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents. All references in the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby and as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time in the future.

         Section 7. Amendment Fee. As consideration for the execution of this Amendment, the Borrower shall pay to each Bank an amendment fee in an amount equal to such Bank's Commitment Percentage of $125,000.00, which amendment fee shall be due and payable on August 18, 1999.

         Section 8. Effectiveness. This Amendment shall become effective in accordance with the terms of the Credit Agreement subject to the condition precedent that the Borrower shall have paid all outstanding fees and expenses of the Agent's counsel.

         Section 9. Delivery of Certain Information. On or before September 8, 1999, the Borrower shall deliver to each member of the Bank Group a report detailing the Borrower's proposed restructuring plan or plans with any potential restructure partner, investor and/or holder of the Borrower's Senior Unsecured Notes, including copies of all relevant term sheets, offers, letters of intent, correspondence and other related information; provided, however, that the Borrower may redact the names of any potential restructure partner or investor from the information provided to the Bank Group. The Borrower's failure to deliver such report by such deadline shall constitute an immediate Event of Default under the Credit Agreement without any notice, grace period or other action by any member of the Bank Group.

         Section 10. Representations and Warranties. The Borrower hereby represents and warrants to the Bank Group that (a) the execution, delivery and performance of this Amendment has

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been duly authorized by all requisite corporate action on the part of the
Borrower, (b) each of the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms except, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (c) the representations and warranties by the Borrower contained in the Credit Agreement as amended hereby and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, (d) no Default or Event of Default exists under the Credit Agreement (as amended hereby) or any of the other Loan Documents.

         Section 11. Choice of Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         Section 12. Final Agreement. THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by its officers thereunto duly authorized as of the date first above written.


                                          COSTILLA ENERGY, INC.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


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                                         BANKERS TRUST COMPANY,
                                            as Agent and Bank


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                         FOOTHILL INCOME TRUST, L.P.
                                            as Bank

                                         By:  FIT GP LLC, its general partner


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                         DEN NORSKE BANK ASA,
                                            as Bank


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          WELLS FARGO BANK (TEXAS), N.A.,
                                            as Bank


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                  SCHEDULE 6.02


1. Oil and Gas Lien filed by Rock Tool Company covering the Greer McKinley #1 Well in Ward County, Texas and claiming indebtedness owed in the amount of $69,072.14.

2. Oil and Gas Liens recorded in Book 351, Page 968 of the real property records of Eddy County and Book 370, Page 878 of the real property records of Chavez County, New Mexico, filed by Dawson Geophysical, covering the Harpo Prospect and claiming indebtedness owed in the amount of $521,883.05.

3. Judgment Lien, if any, resulting from a judgment being entered against the Borrower in Cause No. 97-311-B; GNK, Inc. v. Williford, et al. in the 87th Judicial District Court of Freestone County, Texas.



                              Schedule 6.02 Page 1